18

                          NESTOR, INC.
                       One Richmond Square
                 Providence, Rhode Island  02906
                         (401) 331-9640

                                  April 26, 2000


To Our Stockholders:

        You are cordially invited to attend the annual meeting of stockholders of Nestor, Inc. (the "Company") to be held at the DAYS HOTEL, located at 220 INDIA STREET, PROVIDENCE, RI, on Wednesday, May 24, 2000, at 1:00 p.m., local time. The accompanying Notice of Annual Meeting of Stockholders and Proxy Statement describe the matters to be acted upon at the annual meeting.

       A proxy card is also enclosed. Whether or not you plan to attend the annual meeting, it is important that your shares be represented and voted at the annual meeting. Accordingly, after reading the enclosed proxy statement, you are urged to complete, date, sign and return the enclosed proxy in the envelope provided, which requires no postage if mailed in the United States. If you attend the annual meeting, you may then revoke your proxy by voting in person.

        We look forward to greeting personally as many of our stockholders as possible at the annual meeting.

                                  Sincerely yours,


                                  /S/ David Fox
                                  President and
                                  Chief Executive Officer


Directions to Days Hotel:
Function Room:  Bayview
South (from New       North (from Boston)   East (from Cape Cod)
York)                 95 South              195 West
95 North              195 East (Cape Cod)   Exit 3 (Gano Street)
195 East (Cape Cod)   Exit 3 (Gano Street)  Left off exit ramp
Exit 3 (Gano Street)  Left off exit ramp    Second right into
Left off exit ramp    Second right into     hotel parking lot
Second right into     hotel parking lot
hotel parking lot





                          NESTOR, INC.
                       One Richmond Square
                 Providence, Rhode Island  02906
                         (401) 331-9640

            NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                   To Be Held on May 24, 2000

To the Stockholders of Nestor, Inc.:

           NOTICE IS HEREBY GIVEN that the annual meeting of the stockholders of Nestor, Inc., a Delaware corporation (the "Company"), will be held at the DAYS HOTEL located at 220 India Street, Providence, Rhode Island, on May 24, 2000, at 1:00 p.m. local time, to act upon the following:

           1. To consider and vote upon the election of nine directors, each to hold office until the next annual meeting and until their successors are elected and qualified;

           2. To approve the selection of independent auditors for the Company for the year ending December 31, 2000; and

           3. To transact such other business as may properly come before the meeting or any adjournments or postponements thereof.

          Only stockholders of record as of the close of business on March 31, 2000, will be entitled to vote at the meeting.

          By Order of the Board of Directors,



          /S/ Herbert S. Meeker, Secretary



Providence, Rhode Island
April 26, 2000


IMPORTANT: THE HOLDERS OF A MAJORITY OF THE OUTSTANDING SHARES OF COMMON STOCK AND SERIES B CONVERTIBLE PREFERRED STOCK, VOTING AS A GROUP, MUST BE REPRESENTED AT THE ANNUAL MEETING IN PERSON OR BY PROXY IN ORDER TO HAVE A QUORUM. THEREFORE, WE URGE YOU TO COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY CARD AS
PROMPTLY AS POSSIBLE WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING IN PERSON. IF YOU ATTEND THE MEETING, YOU MAY THEN REVOKE YOUR PROXY BY VOTING IN PERSON.






                         PROXY STATEMENT




                          NESTOR, INC.
                       One Richmond Square
                 Providence, Rhode Island 02906
                         (401) 331-9640




                 ANNUAL MEETING OF STOCKHOLDERS
                     To Be Held May 24, 2000





           This proxy statement is being furnished to holders of shares of (i) common stock, par value $.01 per share (the "Common Stock") and (ii) the Series B Convertible Preferred Stock, par value $1.00 per share (the "Convertible Preferred Stock"), of Nestor, Inc., a Delaware corporation (the "Company"), in connection with the solicitation of proxies by the Company's Board of Directors for use at the annual meeting of stockholders to be held May 24, 2000, at 1:00 p.m. local time at the DAYS HOTEL located at 220 India Street, Providence, Rhode Island. This proxy statement and the enclosed form of proxy are first being mailed on or about April 26, 2000 to stockholders of the Company entitled to vote.


                             PROXIES

           The shares represented by each properly executed and dated proxy that is not revoked as set forth below will be voted at the annual meeting in accordance with the instructions given. If no instructions are given on the proxy, the proxy will be voted FOR each of the nominees for director listed herein FOR the approval of the selection of independent auditors and, in the discretion of the proxy holders, on such other business as may properly come before the annual meeting or any adjournments or postponements thereof, as further described herein.


                     REVOCABILITY OF PROXIES

          A proxy executed in the form enclosed may be revoked at any time prior to its exercise by notifying in writing the Secretary of the Company of such revocation at the Company's principal executive offices, by delivering a duly executed proxy bearing a later date or by attending the annual meeting and voting in person.

                 PERSONS MAKING THE SOLICITATION


           The accompanying proxy is being solicited on behalf of the Company's Board of Directors. In addition to mailing the proxy materials, solicitation may be made in person or by telephone or telegraph by directors, officers or regular employees of the Company, none of whom will receive additional compensation in connection with such solicitation. The expense of the solicitation of proxies for the annual meeting will be borne by the Company. The Company will request banks, brokers and other nominees to forward proxy materials to beneficial owners of the Common Stock and Convertible Preferred Stock held by them and will reimburse such banks, brokers and other nominees for their reasonable out-of-pocket expenses in doing so.



                        VOTING SECURITIES

           The Common Stock and the Convertible Preferred Stock are the only outstanding classes of securities of the Company entitled to vote at the meeting. Holders of record of the Common Stock and the Convertible Preferred Stock at the close of business on March 31, 2000, (the "Record Date") will be entitled to vote on the matters to be voted upon at the annual meeting. At the close of business on the Record Date, the Common Stock and Series B Convertible Preferred Stock are entitled to vote as a group the equivalent of an aggregate of 17,924,034 shares of Common Stock on the basis of one vote per share of Common Stock. See "Security Ownership of Certain Beneficial Owners and Management."


           The presence, in person or by proxy, of the holders of a majority of the outstanding shares of the Common Stock and Convertible Preferred Stock voting as a group will constitute a quorum for the transaction of business at the annual meeting.



                  SECURITY OWNERSHIP OF CERTAIN
                BENEFICIAL OWNERS AND MANAGEMENT

           The following table sets forth, as of March 31, 2000, the beneficial ownership of shares of the Common Stock and Convertible Preferred Stock of (i) any person who is known by the Company to own more than 5% of the voting securities of the
Company, (ii) the Chief Executive Officer and each of the Company's other four most highly compensated executive officers whose salary and bonus exceed $100,000 for the calendar year ended December 31, 1999 (collectively, the "Names of Executive Officers"), (iii) each director, and (iv) all directors and Executive Officers of the Company as a group. Except as otherwise herein indicated, the Company believes, based on information furnished by such owners, that the beneficial owners of shares of the Company's Common and Convertible Preferred Stock described below have sole investment voting power with respect to such shares, subject to any applicable community property laws:



Name and address             Amount and nature of    Percent
of beneficial owner          beneficial ownership   of class

Entities associated with
 Wand Partners, Inc.            6,769,996(1)           33.4
Bruce W. Schnitzer
Chairman
630 Fifth Avenue
Suite 2435
New York, NY  10111


Transaction Systems
  Architects, Inc.              5,000,000(2)           24.5
Thomas H. Boje,
  Vice President
Corporate Development
224 South 108 Avenue
Omaha, Nebraska  68154


Charles Elbaum                    884,594(3)            4.9
85 Lorraine Avenue
Providence, RI  02906


Leon Cooper                       883,095(3)            4.9
49 Intervale Road
Providence, RI  02906


David Fox                         746,347(4)            4.1
29 Orchard Avenue
Providence, RI  02906


Herbert S. Meeker                 273,113(5)            1.5
233 Reeder Street
Easton, PA  18042


Douglas L. Reilly                253,761 (6)            1.4
9 Island View Road
Narragansett, RI  02882


Thomas F. Hill                   137,500 (7)            *
320 East 57th Street
New York, NY  10022


Jeffrey B. Harvey                134,733 (8)            *
114 Woodbury Drive
Amherst, NY  14226


Sushmito Ghosh                   100,369 (6)            *
25 Brookway Road
Providence, RI  02906


Nigel P. Hebborn                  74,500 (6)            *
84 Coolidge Road
Greenville, RI  02828


Sam Albert                        16,596 (9)            *
27 Kingwood Road
Scarsdale, NY  10583


All executive officers        15,316,274 (10)          64.6
and directors as a group
(15 persons)


*  Less than 1%.
 ________________

 (1) Bruce W. Schnitzer is the Chairman and owns 66% of the outstanding common stock of Wand (Nestor) Inc., a Delaware corporation, which, as a general partner, controls Wand/Nestor Investments L. P., Wand/Nestor Investments II
      L. P. and Wand/Nestor Investments III L.P., Delaware limited partnerships, which hold an aggregate of 4,446,860 shares of Common Stock, and Common Stock Purchase Warrants to acquire 2,109,040 shares of Common Stock of the Company at prices from $.65 to $2.00. Bruce W. Schnitzer disclaims beneficial ownership of these securities except to the extent of his "pecuniary interest," as such term is defined in Rule 16a-1 of the Securities Exchange Act, therein as owner of a 10.7103% limited partnership interest in Wand/Nestor Investments L.P. and as the owner of 66% of Wand (Nestor) Inc.'s 1% general partnership interest in Wand/Nestor Investments L. P. Common Stock totaling 305,869 shares is held by holders subject to the Bank Holding Company Act of 1958, as amended, and have no voting rights.

      Bruce W. Schnitzer holds 6,596 vested stock options directly, and is the Chairman and owns 66% of the outstanding Common Stock of Wand Partners Inc., a Delaware corporation, which, as general partner controls Wand Partners L. P., a Delaware limited partnership, which has been granted by the Company a Common Stock Fee Purchase Warrant to acquire 207,500 shares of Common Stock of the Company exercisable until April 1, 2004 at a price of $2.00 per share. Bruce W. Schnitzer disclaims beneficial ownership of this Warrant except to the extent of his "pecuniary interest," as defined in Rule 16a-1, therein, as the indirect owner of a 33% partnership interest in Wand Partners L. P.

 (2) Includes a Common Stock Purchase Warrant to acquire 2,500,000 shares of Common Stock of the Company, exercisable until March 1, 2002, at a price of $3.00 per share. Thomas H. Boje, Vice President, Corporate Development of Transaction Systems Architects, Inc. is a director of the Company since April 2000.

 (3) Includes 4,575 shares of Common Stock that each may acquire on a fully vested basis upon the exercise of options granted under the Company's Incentive Stock Option
      Plan.

 (4) Includes 350,873 shares of Common Stock which Mr. Fox may acquire on a fully vested basis upon the exercise of options granted under the Company's Incentive Stock Option
      Plan.

 (5) Includes 50,000 shares of Common Stock which Mr. Meeker may acquire on a fully vested basis upon the exercise of options granted under the Company's Incentive Stock Option
      Plan.

 (6) Includes 183,750, 100,086 and 67,500 shares of Common Stock which Messrs. Reilly, Ghosh and Hebborn, respectively, may acquire on a fully vested basis upon the exercise of options granted under the Company's Incentive Stock Option Plan.

 (7) Includes 7,500 vested stock options and a Common Stock Fee Purchase Warrant to acquire 130,000 shares of the Common Stock of the Company exercisable until August 1, 2004, at a price of $2.00 per share issued to Thomas F. Hill, Inc. of which Mr. Hill is President and sole owner.

 (8) Includes 17,500 shares of Common Stock which Mr. Harvey may acquire on a fully vested basis upon the exercise of options granted under the Company's Incentive Stock Option
      Plan.

 (9) Includes 16,596 shares of Common Stock which Mr. Albert may acquire on a fully vested basis upon exercise of options granted under the Company's Incentive Stock Option
      Plan.

(10)  Includes  5,797,761 vested options and  warrants  owned  or controlled  by  officers  and  directors  of  the  Company, including  2,500,000 warrants owned by TSAI  and  2,316,540 controlled by Wand partnerships.


                      ELECTION OF DIRECTORS



          At the Annual Meeting, nine directors will be elected to hold office until their successors have been duly elected and qualified as provided in the Company's Certificate of Incorporation and By-Laws. The following persons have consented to be nominated and, if elected, to serve as directors of the
Company: Sam Albert, Thomas H. Boje, Leon N Cooper, Charles Elbaum, David Fox, Jeffrey B. Harvey, Thomas F. Hill, Herbert S. Meeker and Bruce W. Schnitzer. None of the nominees is related by blood, marriage or adoption to any other director, executive officer or nominee.

Directors and Executive Officers

           The following table sets forth information, regarding the directors, nominees and executive officers of the Company:


                            Director/        Capacities
                             Officer          in which
    Name            Age       Since            Served

Sam Albert           66        1991      Director*

Thomas H. Boje       49        2000      Director*

Leon N Cooper        70        1983      Co-Chairman and
                                           Director*

Charles Elbaum       73        1983      Co-Chairman and
                                           Director*

David Fox            64        1983      President,
                                         Chief Executive Officer
                                           and Director*

Jeffrey B. Harvey    50        1993      Director*

Thomas F. Hill       54        1994      Director*

Herbert S. Meeker    75        1983      Secretary and Director*

Bruce W. Schnitzer   55        1994      Director*

Nigel P. Hebborn     41        1996      Exec. Vice President
                                          and CFO

Sushmito Ghosh       41        1995      President
                                         NestorCommerce Division

Douglas L. Reilly    48        1983      Senior Vice President
                                           Strategic Analysis &
                                             Technology


*  Nominee




          Sam Albert became a Director of the Company as of April 1991. Mr. Albert is currently President of Sam Albert Associates, an independent management consulting firm specializing in developing marketing strategies and facilitating strategic relationships for the information technology industry. Mr. Albert is a former IBM Corporation executive who retired after thirty years in 1989, as IBM Director of Business and Management Services Industries. These segments included the CPA, legal and consulting professions and the software and services industries. Mr. Albert also serves on the Boards of the
Outsourcing Institute, the Information Technology Services Division of the Information Technology Association of America
(ITAA), the Computer Museum (Boston) as well as the Advisory Board of Cross Access Corporation. He is also a member of the Executive Committee of the New York Venture Group and a member of the Independent Computer Consultants Association (ICCA). Mr. Albert also writes Albert's Analysis for Midrange Systems and is the creator, producer and on-air talent for CompuTips carried on the CBS radio New York affiliate, 1010 WINS.

           Thomas H. Boje became a Director of the Company as of April 2000. Mr. Boje joined Applied Communications, Inc. (ACI) in 1983 as Director of Software Development. From 1983 to 1991 he held various positions, including Director of Customer Support and Vice President of Customer Services. From 1991 through 1993 he was an independent consultant in the electronic payment market, working on various domestic and international projects. Mr. Boje rejoined the company in 1994 as Vice President of Business Development of Transaction Systems Architects, Inc.
(TSAI), the parent company of ACI. He was Managing Director of Applied Communications Ltd., based in London, for the Europe, Middle East and Africa (EMEA) region from 1996 through 1998. Mr. Boje returned to the United States as Vice President of Corporate Development. Mr. Boje earned a Bachelor's degree in Business Administration from the University of Nebraska in Omaha, Nebraska.

           Leon N Cooper is the Thomas J. Watson Senior Professor of Science at Brown University, his principal occupation. He specializes in theoretical physics including low-temperature physics, and has also done theoretical work in modeling neural networks, which are networks of nerve cells. Dr. Cooper is the Director of the Brown University Institute for Brain and Neural Systems and Brain Science program which consist of a group of scientists applying various disciplines to the study of the brain as well as Professor in the Departments of Physics and Neuroscience. He was awarded the Comstock Prize by the National Academy of Science in 1968 and the Nobel Prize in Physics in 1972 for his contributions to the theory of superconductivity. He is a Fellow of the American Physical Society and the American
Academy of Arts and Sciences, a member of the American Philosophical Society and the National Academy of Sciences, and is the author of many publications. He is chairman of Nemogen, Inc. a company that specializes in products that affect the process of memory storage and is also chairman of the Scientific Advisory Board of Spectra Science, a company that commercializes innovative laser products. Professor Cooper was a general partner of Nestor Associates ("Nestor"), the predecessor of the Company, from its inception until May 1983, and is currently a part-time consultant to the Company.

           Charles Elbaum is the Hazard Professor of Physics at Brown University. He has been a Professor of Physics at Brown University since 1963, specializing in experimental solid-state physics, including the design of circuits and information-processing systems, which represents his principal occupation. He was also Chairman of the Physics Department at Brown. He is a Fellow of the American Physical Society, a member of several scientific and professional societies and is the author of many publications. Professor Elbaum was a general partner of Nestor Associates ("Nestor"), the predecessor of the Company from its inception until May 1983, and is currently a part-time consultant to the Company.

            David Fox was President of Container Transport International, a container leasing concern, from 1971 to 1982. Mr. Fox was President of Cognitive Systems, Inc. ("CSI"), a computer software company, from 1983 until 1986 and a director of CSI from 1983 until 1987. A director of Nestor, Inc. since 1983, Mr. Fox was appointed President and Chief Executive Officer of the Company in July 1989. He has also served as President of the Company's subsidiary, Nestor Traffic Systems, Inc. since its inception in January 1997.

           Jeffrey B. Harvey joined the Company's Board of Directors in September 1993. Mr. Harvey has been in the brokerage business since 1976 and is currently Division Vice President of Paine Webber. He is a graduate of the Massachusetts Institute of Technology where he received his Master of Science Degree in Nuclear Engineering. Mr. Harvey is also a director of Nova American Group an insurance underwriter in Buffalo, NY.

           Nigel P. Hebborn, Executive Vice President and Chief Financial Officer, joined the Company in October 1996. He is responsible for the Company's financial and corporate development activities, including working with the Company's management in the development and roll-out of commercial applications. He was most recently President of Wolffish Consulting Services, Inc., a consulting and background reporting firm. Prior to forming Wolffish Consulting Services, Inc., Mr. Hebborn served as Vice President Finance of Nova American Group, Inc., in Buffalo, New York and as President of various subsidiaries of this insurance and banking holding company. Earlier in his career, Mr. Hebborn, a CPA, was associated with Price Waterhouse.

           Thomas F. Hill joined the Company's Board of Directors in August 1994. He is President of Thomas F. Hill, Inc., a consulting firm with broad experience in marketing, sales and business planning. Thomas F. Hill, Inc. is an operating affiliate of Wand Partners. Mr. Hill's clients during his twenty-five year career have included Marsh & McLennan, Bristol Meyers, Royal Dutch Shell, CBS, Nestle, Procter & Gamble, Toyota and Unilever. Mr. Hill serves as a director of Diagraph Corporation, a manufacturer of automated product identification systems; Information Management Associates, a customer interaction software provider; and Yankelovich Partners, a marketing and social research company.

          Herbert S. Meeker is an attorney and partner in the law firm of Baer Marks & Upham, which is general counsel to the
Company. Mr. Meeker was a general partner of Nestor from its inception until May 1983, and is a director and Secretary of the Company.

           Bruce W. Schnitzer joined the Company's Board of Directors in August 1994 and has been Chairman of the Executive Committee of the Board of the Company since December 1996. Mr. Schnitzer is Chairman of Wand Partners, a private equity investment firm, specializing in businesses engaged in e-commerce. Mr. Schnitzer's experience prior to establishing Wand in 1987 includes having served as President and CEO of Marsh & McLennan, Inc. and head of the Merger and Acquisition Advisory Department of J. P. Morgan. Mr. Schnitzer presently serves as director of the following U. S. companies with publicly quoted securities: Penn Corp. Financial Group (a life insurance holding company); and AMRESCO Inc. (real estate investment manager).

           Sushmito Ghosh, President, NestorCommerce Division, joined the Company in 1986 and was named an officer in 1995. He is responsible for the strategic positioning, business development and delivery of Nestor's products in the e-commerce and financial services market segments. Mr. Ghosh has an in-depth knowledge of Nestor's technology and its value proposition to customers and strategic partners. He holds a Masters Degree in Engineering from the University of Rhode Island and has co-authored a number of papers and technical publications.

           Douglas L. Reilly is Senior Vice President Strategic Analysis & Technology. From 1989 to 1994, he served as Vice President for Product Development and Financial Applications for the Company and served as its Vice President for Research and Development from 1983 until 1989. He is currently responsible for marketing, sales and research activities for Nestor Traffic Systems, Inc. Dr. Reilly received his Doctoral Degree in Physics from Brown University in 1980, working with Leon Cooper and Charles Elbaum to design neural network systems for pattern recognition. Dr. Reilly continued this work as a Research Associate until 1982 and as Assistant Professor for Research at Brown from 1982 to 1983, and co-authored a patent with Dr. Cooper and Dr. Elbaum on the RCE neural network paradigm. Dr. Reilly became the Company's first full time employee in 1983, with responsibility for the hiring, development and day-to-day management of the Company's technical organization. He developed the first prototype systems of the Company's technology in character recognition, and led all research and development of the Company from 1983 until 1989, producing prototypes and products for character recognition, machine vision, and applications of the technology to decision making and risk assessment in financial services. He is a co-author on four of the Company's patents and has written numerous articles in the field of neural network design and application.






Committees and Meetings of the Board of Directors


           The Company's Board of Directors held six meetings during the year ended December 31, 1999. The incumbent directors attended all of these meetings. In 1999, the Directors did not receive fees for attending meetings of the Board. The Company does not have a Nominating Committee.

           The Company has an Audit and Finance Committee. This committee generally selects and reviews recommendations made by the Company's independent public accountants. The Audit and Finance Committee, consisting of Herbert Meeker and Sam Albert met once during the year ended December 31, 1999. The Company also has a Management Compensation Committee consisting of Jeffrey B. Harvey, Sam Albert and Herbert S. Meeker. The Committee meets periodically to review and consider compensation matters relating to employees of the Company.
Compensation of Executive Officers

      The following table sets forth information for the calendar years ended December 31, 1999, 1998, and 1997compensation paid by the Company to the chief executive officer and to each of the officers of the Company whose total annual salary and bonus exceed $100,000.


                                                               Other        Restricted                       All
Name and               Calendar     Salary      Bonus          Annual         Stock     Options/            Other
Principal Position       Year        ($)         ($)      Compensation (1)    Awards      SARs   Payouts   Comp ($)
David Fox                1999      165,000          0          1,615             0            0     0           0
President and CEO        1998      156,875          0            340             0            0     0  24,551 (2)
                         1997      150,000          0          1,193             0       40,000     0           0

Sushmito Ghosh           1999      175,067          0            153             0            0     0           0
President                1998      118,205     36,000            265             0       30,000     0           0
NestorCommerce Div.      1997      105,000     67,876             73             0       60,000     0           0

Nigel P. Hebborn         1999      110,000          0            122             0            0     0           0
Executive VP             1998      101,875          0            239             0            0     0           0
and CFO                  1997       95,000          0            112             0       30,000                 0

Douglas Reilly           1999      115,000          0            226             0            0     0           0
Senior VP                1998      106,875          0            252             0       20,000     0           0
                         1997      100,000          0            102             0       30,000     0           0


(1)  Payment of group term life insurance premiums.
(2)  Reimbursement of relocation expenses



          Options and Warrants

           The shareholders of the Company approved on May 6, 1997, the 1997 Stock Option Plan ("1997 Plan") of the Company authorizing the granting to employees, officers, directors, and others options to acquire up to a maximum of 1,000,000 shares of Common Stock of the Company. The shares issued by the Company upon the exercise of the options granted under the 1997 Plan were registered on June 6, 1997 on Form S-8 (Registration No. 333-27271) under the Securities Act of 1933 as amended. During the year ended December 31, 1999, 62,500 options were granted under the 1997 Plan and 9,308 options were cancelled or expired. No options were exercised and there was an aggregate of 609,275 options outstanding on December 31, 1999 of which 363,315 were vested as of that date. There were, in addition, 1,054,999 options of which 979,750 were vested and outstanding as at December 31, 1999 granted to employees under an option plan previously adopted by the Company. No options were exercised under this plan and 4,000 options were canceled or expired in 1999. The shares issued under such previously adopted plan were registered on Form S-8 under the Securities Act of 1933 as amended pursuant to Registration No. 01-12965. No new options have been issued under such plan since the adoption of the 1997 Plan.


                PROPOSAL TO APPROVE THE SELECTION
                     OF INDEPENDENT AUDITORS

          The accounting firm of Ernst & Young LLP is recommended for election to serve as the Company's independent auditors for the year ending December 31, 2000.

          Representatives of Ernst & Young LLP are expected to be present at the annual meeting.

                          ANNUAL REPORT

           THE  ANNUAL  REPORT  TO  STOCKHOLDERS  CONCERNING  THE
OPERATIONS OF THE COMPANY FOR THE YEAR ENDED DECEMBER  31,  1999,
INCLUDING FINANCIAL STATEMENTS, ACCOMPANIES THIS PROXY STATEMENT.

          STOCKHOLDER PROPOSALS FOR 2000 ANNUAL MEETING

           Stockholder proposals for consideration at the 2000 annual meeting, expected to be held in May 2001, must be received by the Company no later than December 31, 2000 and must comply with the Rules and Regulations of the Securities and Exchange Commission in order to be included in the proxy statement for the 2000 annual meeting.

 COMPLIANCE WITH SECTION 16(A) OF THE SECURITIES EXCHANGE ACT OF
                              1933

           Section 16(a) of the Securities Exchange Act of 1934 requires the Company's officers and directors, and persons who own more than ten percent of a registered class of the Company's equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Officers, directors and greater than ten-percent shareholders are required by SEC regulation to furnish the Company with copies of all
Section 16(a) forms they file.

           Based solely on review of the copies of such forms furnished to the Company, or written representations that no Forms 5 were required, the Company believes that during the period from January 1, 1999 through December 31, 1999, all
Section 16(a) filing requirements applicable to its officers, directors and greater than ten-percent beneficial owners were complied with.


                          OTHER MATTERS

           The Board of Directors is not aware of any other matters to be presented at the annual meeting. However, if any other matter should properly come before the annual meeting, the persons entitled to vote on that matter will be given the opportunity to do so.

          The above notice and proxy statement are sent by order of the Board of Directors.




                                       /S/ Herbert S. Meeker
                                       Secretary
Providence, Rhode Island
April 26, 2000






PROXY CARD
                          NESTOR, INC.

PROXY:    This proxy is solicited on behalf of the Board of
Directors

The undersigned hereby appoints David Fox and Charles Elbaum, and each of them (with the full power of substitution), proxies for the undersigned to represent and to vote, as designated on this proxy card, all shares of common stock, par value $.01 per share, and all shares of Series B Convertible Preferred Stock, par value $1.00 per share, of Nestor, Inc. (the "Company") which the undersigned would be entitled to vote if personally present at the annual meeting of the Company's stockholders to be held on May 24, 2000, and at any and all adjournment or postponement thereof.

The Board of Directors recommends a vote FOR Proposals 1 and 2.

1.ELECTION OF DIRECTORS TO SERVE FOR A TERM EXPIRING AT THE NEXT
  ANNUAL MEETING OF STOCKHOLDERS

  INSTRUCTIONS: To withhold authority to vote for any individual nominee, write that nominee's name in the space provided below.

  _______________________________________________________

  NOMINEES:  Sam Albert, Thomas H. Boje, Leon N Cooper, Charles
  Elbaum, David Fox, Jeffrey B. Harvey, Thomas F. Hill, Herbert
  S. Meeker, Bruce W. Schnitzer

  FOR all nominees listed except as noted to the contrary:
  ________________________________________

WITHHOLD AUTHORITY to vote for all nominees listed:
  ______________________________________


2.PROPOSAL TO APPROVE THE SELECTION OF ACCOUNTANTS

       ____FOR     ____AGAINST     ____ABSTAIN


3 In their discretion, the proxies are authorized to vote upon such other business as may properly come before the annual meeting.

THIS  PROXY, WHEN PROPERLY EXECUTED WILL BE VOTED IN  THE  MANNER
DIRECTED  HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO  DIRECTION
IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1 AND 2.

The undersigned hereby acknowledges receipt of a copy of the notice of the meeting of stockholders and of the related proxy statement

PLEASE DATE, SIGN AND RETURN THIS PROXY IN THE ENCLOSED ENVELOPE.

SIGNATURE:__________________________________________________

PRINT NAME/TITLE:___________________________________________

DATE:_______________________________________________________

IMPORTANT: Please date and sign as your name appears above and return in the enclosed envelope. When signing as executor, administrator, trustee, guardian, etc., please give full title as such. If the stockholder is a corporation, the proxy should be signed in full corporate name by a duly authorized officer whose title is stated.